                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Rent-A-Center, Inc. (the "COMPANY") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Robert D. Davis, Senior Vice President - Finance, Treasurer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Robert D. Davis
                                          -------------------------------------
                                          Robert D. Davis
                                          Senior Vice President -Finance,
                                          Treasurer and Chief Financial Officer

Dated: March 26, 2003


A signed original of this written statement required by Section 906 has been provided to Rent-A-Center, Inc. and will be retained by Rent-A-Center, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.